ALPINE MUNICIPAL MONEY MARKET FUND
ALPINE TAX OPTIMIZED INCOME FUND
(SERIES OF ALPINE INCOME TRUST) (THE "FUNDS")



                     SUPPLEMENT DATED APRIL 10, 2003 TO THE
               PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                             DATED DECEMBER 2, 2002



The following are information supplements and should be read in conjunction with the information provided in the Funds' Prospectus and Statement of Additional Information each dated December 2, 2002.

Please note the following changes to the first paragraphs of the section entitled "ABOUT THE FUNDS - PRINCIPAL INVESTMENT STRATEGIES - ALPINE TAX OPTIMIZED INCOME FUND" of the Prospectus and the section entitled "DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS - ALPINE TAX OPTIMIZED INCOME FUND" of the Statement of Additional Information:

"The obligations in which the Fund invests may be of any maturity, but under normal market conditions, it is expected that the Fund's average portfolio maturity will range from TWO TO THREE YEARS and the Fund's target duration will range from ONE TO TWO YEARS."

Please also note the following changes, effective immediately and as indicated by underscore, to the first paragraph of the section entitled "DIVIDENDS AND DISTRIBUTIONS":

"DIVIDENDS ARE DECLARED AND ACCRUED DAILY ON EACH BUSINESS DAY BASED UPON THE FUNDS NET INVESTMENT INCOME (I.E., INCOME OTHER THAN NET REALIZED CAPITAL GAINS), AND ARE PAID MONTHLY. NET REALIZED CAPITAL GAINS, IF ANY, MAY BE DECLARED AND PAID ANNUALLY AT THE END OF THE FUNDS FISCAL YEAR IN WHICH THEY HAVE BEEN EARNED. All dividends and other distributions are automatically reinvested in full and fractional shares of a Fund at net asset value per share, unless otherwise requested. You may request that dividends and other distributions be paid by wire transfer to a designated bank account by sending a written request to the Funds' transfer agent. The request must be received at least five business days prior to a payment date for it to be effective on that date."

All remaining paragraphs in the section entitled "DIVIDENDS AND DISTRIBUTIONS" remain the same.


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On the cover of the Prospectus and Statement of Additional Information, the
phone number given for additional information should be replaced with the following phone number:

                                "(877) 238-3782"

Any additional references to "(877) 238-3782", including, but not limited to, references in the sections entitled "HOW TO BUY SHARES," "HOW TO REDEEM SHARES," "EXCHANGE PRIVILEGE" and "ADDITIONAL INFORMATION" should be amended to read "(877) 238-3782." In addition, the following option numbers should be replaced in each section with the following:

OPTION 1 - TO SPEAK TO A SALES REPRESENTATIVE;
OPTION 2 - TO INITIATE A TRANSACTION;
OPTION 3 - TO REQUEST NEW ACCOUNT DOCUMENTS;
OPTION 4 - TO SPEAK TO A PORTFOLIO MANAGER AT ALPINE MANAGEMENT AND RESEARCH,
           LLC; AND
OPTION 5 - FOR INFORMATION RELATED TO THE ALPINE EQUITY FUNDS.


Please also note effective immediately, the following change in the section entitled "ADDITIONAL INFORMATION" of the Prospectus and the section entitled "HISTORY OF THE FUNDS AND GENERAL INFORMATION" and subsection entitled "Legal Counsel" of the Statement of Additional Information:

                                  LEGAL COUNSEL

                             Spitzer & Feldman, P.C.
                                 405 Park Avenue
                            New York, New York 10022






The information in this Supplement supercedes any contrary information that may be contained in the Funds' Prospectus or Statement of Additional Information.





                            THIS SUPPLEMENT PROVIDES
                     ADDITIONAL INFORMATION ABOUT THE FUNDS.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.



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